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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
SOURCECORP, Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 24, 2002

Dear Stockholder:

        You are cordially invited to attend our 2002 Annual Meeting of Stockholders, which will be held at our corporate headquarters at 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204 on Friday, May 24, 2002, commencing at 10:00 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.

        At the meeting, you will be asked to consider and vote upon: (1) the election of eight (8) Directors; (2) a proposal by the Board of Directors to approve the SOURCECORP, Incorporated 2002 Long-Term Incentive Plan; and (3) such other business as may properly come before the meeting and any adjournment thereof.

        We hope you will find it convenient to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND, TO ASSURE YOUR REPRESENTATION AT THE MEETING AND THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States.

        Our Annual Report to Stockholders for the fiscal year ended December 31, 2001 is being mailed to you together with the enclosed proxy materials.

                      Sincerely,

                      Thomas C. Walker
                       Chairman and Chief Development Officer

                      Ed H. Bowman, Jr.
                       President and Chief Executive Officer

3232 MCKINNEY AVENUE, SUITE 1000, DALLAS, TEXAS 75204

SOURCECORP, Incorporated
3232 MCKINNEY AVENUE, SUITE 1000
DALLAS, TEXAS 75204

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2002

        NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders will be held at our corporate headquarters at 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204 on Friday, May 24, 2002, at 10:00 a.m. (local time), for the following purposes:

  (1)
  To elect eight (8) Directors, each to serve for a term of one year and until his successor is duly elected and qualified;

  (2)
  A proposal by the Board of Directors to approve the SOURCECORP, Incorporated 2002 Long-Term Incentive Plan; and

  (3)
  To transact such other business as may properly come before our Annual Meeting and any adjournment thereof.

        Our Annual Report to Stockholders for the fiscal year ended December 31, 2001, Proxy Statement and form of Proxy are being mailed together with this Notice.

        Only stockholders of record as of the close of business on March 19, 2002 are entitled to notice of, and to vote at, our Annual Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

        You are cordially invited to be present at our Annual Meeting. It is important to you and to us that your shares be voted at our Annual Meeting.

                      By Order of our Board of Directors

                      Charles S. Gilbert
                       Senior Vice President,
                      General Counsel and Secretary

April 24, 2002

IMPORTANT NOTICE:

        WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT OUR ANNUAL MEETING.

SOURCECORP, Incorporated

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2002

        This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to our stockholders in connection with the solicitation of Proxies by our Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at our corporate headquarters at 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204 on Friday, May 24, 2002, at 10:00 a.m. (local time), and at any adjournment thereof. Only stockholders of record as of the close of business on March 19, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

        This Proxy Statement and the accompanying Proxy materials, together with a copy of our Annual Report to our Stockholders for the fiscal year ended December 31, 2001 (the "Annual Report"), are being sent or given to our stockholders commencing on or about April 24, 2002.

        At the Annual Meeting, our stockholders will be asked to consider and vote upon: (1) the election of eight (8) Directors; (2) a proposal by the Board of Directors to approve the SOURCECORP, Incorporated 2002 Long-Term Incentive Plan; and (3) such other business as may properly come before the Annual Meeting and any adjournment thereof.

        Our principal executive offices are located at 3232 McKinney Avenue, Suite 1000, Dallas, Texas 75204, and our telephone number at that address is (214) 740-6500.

        STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO US IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

VOTING RIGHTS AND VOTES REQUIRED

        Holders of record of the common stock as of the close of business on the Record Date will be entitled to one vote for each share held on all matters to come before the Annual Meeting. As of the close of business on the Record Date, there were 17,407,667 shares of our common stock outstanding (including 36,670 shares held by one of our wholly-owned subsidiaries and excluding 13,841 shares of our common stock held by us). The presence, in person or by Proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Assuming a quorum, the nominees receiving a plurality of the votes cast at the Annual Meeting for the election of Directors will be elected as Directors. The proposal to approve the SOURCECORP, Incorporated 2002 Long-Term Incentive Plan requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by Proxy at the Annual Meeting and entitled to vote on such proposal.

        With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum, but will have no other effect. With regard to the proposal to approve SOURCECORP, Incorporated 2002 Long-Term Incentive Plan, stockholders may cast their votes in favor or abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against such proposal. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the outcome of the election of Directors or the proposal to approve the SOURCECORP, Incorporated 2002 Long-Term Incentive Plan.

VOTING OF PROXIES

        If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the Proxy. In the absence of instructions to the contrary, these shares will be voted in favor of the nominees for election to the Board of Directors listed in this Proxy Statement and named in the accompanying Proxy, the approval of the SOURCECORP, Incorporated 2002 Long-Term Incentive Plan. Our Board of Directors does not intend to bring any other matters before the Annual Meeting and is not aware of any matters that will come before the Annual Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying Proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting.

REVOCATION OF PROXIES

        Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by filing with Charles S. Gilbert, our Senior Vice President, General Counsel and Secretary, at 3232 McKinney Avenue, Suite 1000, Dallas, Texas 75204, a written notice of revocation or a subsequently dated, executed Proxy at any time prior to the time it has been voted at the Annual Meeting, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy).

SOLICITATION OF PROXIES

        The accompanying Proxy is solicited by our Board of Directors, and the cost of the solicitation will be borne by us. Proxies may be solicited by our Directors, officers and employees, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, facsimile or messenger. We will pay persons holding shares of our common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the reasonable expense of forwarding soliciting materials to their principals. We have engaged American Stock Transfer and Trust Company as proxy solicitor for a fee of approximately $2,000 plus out-of-pocket costs and expenses.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Eight Directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified.

        The following information is furnished as of March 19, 2002, with respect to our eight nominees for election as Directors. Our Board of Directors has recommended the nominees named below. Unless otherwise instructed, it is the intention of the persons named in the accompanying Proxy to vote all shares of our Common Stock represented by properly executed Proxies for the nominees named below. Although such nominees have indicated that they will serve as our Directors, should any of them be unable to serve, the Proxies will be voted for the election of a substitute nominee designated by our Board of Directors or our Board of Directors will elect to reduce the number of Directors constituting our Board of Directors. There is no cumulative voting for Directors.

Nominees for Directors

        Thomas C. Walker, age 69, has been our Chairman of the Board since our inception in September 1994 and has been our Chief Development Officer since November 1995. From

September 1994 until November 1995, Mr. Walker held the positions of President and Chief Executive Officer. From August 1991 to December 1994, Mr. Walker was Vice President, Corporate Development, of Laidlaw Waste Systems, Inc., a subsidiary of Laidlaw, Inc., a waste management company, where he was responsible for its acquisition and divestiture program in the United States and Mexico. Mr. Walker has been responsible for the acquisition or divestiture of several hundred businesses over a 30-year period. Mr. Walker holds a B.S. in Industrial Engineering from Lafayette College.

        Ed H. Bowman, Jr., age 55, has been our President and Chief Executive Officer and a Director since November 1995. From 1993 to 1995, Mr. Bowman was Executive Vice President and Chief Operating Officer of the Health Systems Group for First Data Corporation, a financial services company. Mr. Bowman was responsible for the day-to-day operations of research and development, marketing and customer service. From 1983 to 1993, Mr. Bowman served in a number of executive positions with a leading healthcare information systems company; responsibilities included VP—International, VP—Marketing, Senior VP—Customer Services, Group Senior VP—Research and Development, and last serving as Executive Vice President and Chief Operating Officer with responsibility for domestic operations. Prior to 1983, Mr. Bowman was with Andersen Consulting (currently known as Accenture), where he was elected a Partner. Mr. Bowman became a C.P.A. in 1973 and holds an M.S. degree from Georgia Institute of Technology and a B.B.A. from Georgia State University. Mr. Bowman is an investor and former board member of several early-stage, privately held high technology companies and has served on the Board of the Advanced Technology Development Center at Georgia Tech. Mr. Bowman currently serves on the Advisory Board to the President of Georgia Tech and on the Advisory Board of the Robinson School of Business at Georgia State University.

        David Lowenstein, age 40, has been one of our Directors since February 1995. Since January 2000, Mr. Lowenstein has also been a Consultant to us. From February 1995 to December 1999, Mr. Lowenstein was our Executive Vice President—Corporate Development and Acquisitions. From November 1997 through December 1999, Mr. Lowenstein was our Treasurer. From July 1996 through November 1997, Mr. Lowenstein held the additional position of our Chief Financial Officer. Prior to joining us, Mr. Lowenstein served, since February 1994, as Vice President, Business Development of Laidlaw Waste Systems, Inc., with overall responsibility for Laidlaw Waste System's acquisition and divestiture program in North America. Mr. Lowenstein has been responsible for the acquisition or divestiture of over 75 businesses in North America and Europe. Mr. Lowenstein holds a B.A. in Economics from Sir Wilfred Laurier University and an M.S. in Public and Business Administration from Carnegie Mellon University. Mr. Lowenstein is a citizen of the Dominion of Canada.

        Joe A. Rose, age 51, has been our Chief Operating Officer since January 2000 and a Director since March 2000. From August 1999 through December 1999, Mr. Rose was an Executive Vice President. From June 1997 through August 1999, Mr. Rose was a Senior Vice President. From May 1995 through January 1997, Mr. Rose was President and CEO of FormMaker Software, Inc., a document technology company which merged with Image Sciences Corp. to form Docucorp International. From May 1993 through May 1995, Mr. Rose was Corporate Vice President of John H. Harland Company, a financial services company, and President and CEO of its subsidiary, Formation Technology, Inc. From July 1988 through May 1993, Mr. Rose served as Executive Vice President of National Data Corporation, where he was responsible for the credit card and cash management divisions. Mr. Rose began his information services career at EDS in sales. Mr. Rose holds a B.A. from Texas Tech University.

        Jonathan B. Shaw, age 46, has been one of our Directors since January 1996. From January 1999 to December 2000, Mr. Shaw was a business segment leader and an officer of several subsidiaries. From January 1996 through January 1999, Mr. Shaw was President and Chief Executive Officer and Chairman of the Board of one of our subsidiaries, Imagent. Prior to January 1996 and since 1990,

Mr. Shaw was President, Chief Executive Officer and Chairman of the Board of the predecessor to Imagent. Mr. Shaw was active with Imagent for 16 years. Currently, Mr. Shaw is the Chairman of the Board of Adfluence, Inc., a privately held interactive electronic marketing ASP. Mr. Shaw attended the University of Vermont and George Washington University.

        Michael J. Bradley, age 57, has been one of our Directors since January 1996. Since January 1991 and through January 1996, Mr. Bradley has served as a principal and as a member of the Board of Directors of the predecessor of one of our subsidiaries, Recordex. Recently, Mr. Bradley served as the Senior Associate Dean of MCP Hahnemann University School of Medicine and is Vice-Chairman and a director of Republic Bancorp Inc., a bank holding company and is Managing Director of B F Healthcare, Inc. From May 1994 through 1997, Mr. Bradley was Executive Vice President of Mercy Health Corporation of Southeast Pennsylvania. Prior to joining Mercy Health Corporation, Mr. Bradley served as President and Chief Executive Officer of several healthcare organizations, including Thomas Jefferson University Hospital and North Philadelphia Health System, both of which are located in Philadelphia, and the Columbia Presbyterian Medical Center in New York City. Mr. Bradley is a certified public accountant and holds a B.S. in Business Administration from Drexel University.

        Donald F. Moorehead, Jr., age 51, has been one of our Directors since January 1995. Since January 1998, Mr. Moorehead has been Vice Chairman of the Board and assumed his current position of Chairman of the Board and Chief Executive Officer of EarthCare Company, a liquid waste company, on July 1, 1998. Mr. Moorehead is the founder of U.S.A. Waste Services, Inc. From October 1990 through May 1994, he served as its Chairman of the Board and Chief Executive Officer. Mr. Moorehead was Chairman of the Board and Chief Executive Officer of Mid-American Waste Systems, Inc., a waste management company, from its inception in December 1985 until August 1990 and continued as a director until February 1991. From 1977 until 1984, Mr. Moorehead served in various management positions with Waste Management, Inc. Mr. Moorehead holds a B.S. in Engineering Mathematics from the University of Tulsa.

        The Hon. Edward M. Rowell, age 70, has been one of our Directors since January 1996. From April 1990 to August 1994, Mr. Rowell served as the United States Ambassador to Luxembourg, from January 1988 to April 1990 as the United States Ambassador to Portugal and from August 1985 to January 1988 as the United States Ambassador to Bolivia. He is currently a director of the American Academy of Diplomacy and a director/member of the Budget and Finance Committees of the Association for Diplomatic Studies and Training and the DACOR-Bacon House Foundation, each of Washington, D.C. He is also a Senior Associate of Global Business Access, Ltd., a private trade development firm in Washington, D.C., and an independent lecturer on the European Union. Mr. Rowell holds a B.A. in International Relations from Yale University and was a Sloan Executive Fellow at the Stanford University Graduate School of Business.

VOTE REQUIRED FOR APPROVAL

        The eight (8) nominees receiving a plurality of the votes cast at the Annual Meeting for the election of Directors will be elected as Directors.

        Our Board of Directors recommends a vote FOR its nominees to our Board of Directors

COMPENSATION OF DIRECTORS

        Directors who are our employees do not receive additional compensation for serving as Directors. Each Director who is not our employee receives a fee of $2,000 for attendance at each Board of Directors' meeting and $1,000 for attendance at committee meetings (unless held on the same day as a Board of Directors' meeting) and an initial grant of non-qualified options to purchase 10,000 shares of our common stock under our 1995 Stock Option Plan, as amended (the "1995 Plan"). Non-employee Directors also receive annual grants of non-qualified options to purchase 5,000 shares of our common stock. All of our Directors are reimbursed for out-of-pocket expenses incurred in their capacity as Directors.

BOARD AND COMMITTEE MEETINGS

        Our Board of Directors met five times during 2001. All of the Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees on which they served during 2001.

        Our Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee. The members of the Executive Committee are Mr. Walker, Mr. Bowman, Mr. Lowenstein and Mr. Rose.

        The members of our Audit Committee presently are Mr. Bradley, Mr. Moorehead and Mr. Rowell. Each of these individuals is "independent" as currently defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors on May 11, 2000, a copy of which was attached as Appendix "A" to our 2001 Proxy Statement. Our Audit Committee is generally responsible for recommending the appointment of our independent auditors and overseeing our accounting and internal audit functions, including reviewing, with our independent auditors: (i) the general scope of their audit services and the annual results of their audit; (ii) the reports and recommendations made to our Audit Committee by the independent auditors; and (iii) our internal control structure. Our Audit Committee held four meetings during 2001.

        The members of our Compensation Committee presently are Mr. Bradley, Mr. Moorehead and Mr. Rowell. Our Compensation Committee is responsible for reviewing and making recommendations to our Board of Directors concerning remuneration of our executive officers. Our Compensation Committee also determines stock options to be granted to our executive officers pursuant to our 1995 Plan. Our Compensation Committee held two meetings during 2001.

        The members of our Nominating Committee presently are Mr. Walker, Mr. Shaw and Mr. Rowell. Our Nominating Committee is responsible for making recommendations to our Board of Directors concerning nominees for election to our Board of Directors. Our Nominating Committee held one meeting during 2001. In March 2002, our Nominating Committee was renamed the Corporate Governance Committee and given additional responsibilities relating to reviewing certain Board functions, making recommendations to the Board from time to time as to matters of corporate governance and facilitating information flow to the Board.

EXECUTIVE OFFICERS

        Our executive officers are appointed annually by our Board of Directors and serve at the discretion of our Board. Our executive officers (other than Messrs. Walker, Bowman and Rose, whose information is set forth under the section entitled "Election of Directors"), their respective ages, positions and certain other information as of March 19, 2002, with respect to each of them are set forth below.

        David M. Byerley, age 40, has been our Senior Vice President—Corporate Development since November 1998. From August 1996 until October 1998, Mr. Byerley was Executive Vice President of IKON's Business Information Services Division. From February 1995 until August 1996, Mr. Byerley was Senior Vice President of Product Development and Marketing with Dataplex Corporation, a wholly-owned subsidiary of Affiliated Computer Services. From August 1994 until February 1995, Mr. Byerley was employed by Eastman Kodak. Mr. Byerley holds a B.S. degree from Dickinson College, an M.S. degree from Temple University, and a J.D. from Temple University Law School.

        Barry L. Edwards, age 54, has been an Executive Vice President and our Chief Financial Officer since August 2000. From November 1994 to March 2000, Mr. Edwards was Executive Vice President and Chief Financial Officer for AMRESCO, a nationwide financial services company. From December 1978 to November 1994, Mr. Edwards was Vice President and Treasurer of Liberty Corporation, an insurance and broadcasting holding company based in Greenville, South Carolina. Mr. Edwards received a Bachelor of Science in Finance and Economics from Lehigh University in 1969, and an MBA from the University of Virginia Darden School of Business in 1972. Mr. Edwards is a board member for Ryan's Family Steakhouses and Robert Harris Homes.

        Charles S. Gilbert, age 35, has been a Senior Vice President, Secretary and General Counsel since January 2001, a Vice President, Secretary and General Counsel since August 2000, our Secretary and acting General Counsel since July 2000 and corporate counsel since April 2000. From 1991 until joining us he practiced law in the corporate securities section of Jackson Walker LLP, Dallas, where he was elected partner. Mr. Gilbert holds a B.S. in Physics from The University of Texas and a J.D. from The University of Texas School of Law.

        W. Bryan Hill, age 35, has been a Vice President and our Chief Accounting Officer since November 2001. From August 2000 to October 2001, Mr. Hill served with us as a Director of Accounting. From July 1996 until joining us, Mr. Hill was Senior Vice President of Accounting and Finance with FirstPlus Consumer Finance. Previously, Mr. Hill held various accounting and finance positions with Associates First Capital for over seven years with Director of Corporate Finance being his last position. Mr. Hill holds a B.B.A. in Accounting from Texas Christian University and has been a C.P.A and a C.M.A from 1996 and 2000, respectively.

        Michael S. Rupe, age 51, has been a Division President since September 2000. From March 1998 through August 2000, Mr. Rupe served as President and Chief Executive Officer of Solomon Software, Inc., an accounting and business software company that was sold to Great Plains Software in June 2000. From March 1997 to February 1998, Mr. Rupe served as Executive Vice President and Chief Financial Officer of Solomon Software, Inc. From August 1995 through February 1997, Mr. Rupe was Senior Vice President of Finance and Administration at FormMaker Software, Inc., a document technology company, which merged with Image Sciences Corp. to form DocuCorp International. Mr. Rupe holds a B.S. in Accounting from the University of Kentucky.

        Kerry Walbridge, age 50, has been a Division President since March 2001. From April 2000 to December 2000, Mr. Walbridge was President and CEO of eMake Corporation, a first-to-market provider of web hosted ERP software solutions and electronic supply chain services to the manufacturing market. From August 1998 to April 2000, Mr. Walbridge was Senior Vice President Sales and Marketing for Outsourcing Solutions, Inc., the nations largest provider of accounts receivable management services. From November 1991 to June 1993 and from June 1996 to August 1998, Mr. Walbridge was a Division Vice President for Electronic Data Systems (EDS) and from October 1989 to November 1991 Mr. Walbridge was a Division Vice President for McDonnell Douglas Systems Integration. Mr. Walbridge received a B.S. in business from St. Louis University.

        Ronald Zazworsky, age 57, has been a Division President since November 2000. From October 1997 until November 2000, Mr. Zazworsky was Senior Vice President—HealthSERVE. From February 1994 until July 1997, Mr. Zazworsky was Senior Vice President at Medaphis Corporation. From April 1992 to February 1994, Mr. Zazworsky was President and CEO at Habersham Banking Solutions, Inc. Prior to 1992, Mr. Zazworsky was employed at HBOC as Regional Vice President for eight years. Previously, Mr. Zazworsky held various sales, marketing and management positions at IBM. Mr. Zazworsky holds a B.A. from Gettysburg College and an M.B.A. from Emory University.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2001. The Committee also has discussed with Arthur Andersen LLP, the independent auditors for the Company for 2001, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Committee has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Arthur Andersen LLP that firm's independence from management and the Company.

        The Board and the Audit Committee have been monitoring and reviewing the events surrounding the changes relating to Arthur Andersen LLP and developments in this matter. In addition, the Audit Committee has discussed this and other matters with senior representatives of Arthur Andersen LLP. The Audit Committee has concluded, based on information available to date, that such developments did not impair their ability to provide quality, independent audit services relating to our year-end audited financial statements.

        Based on the review and discussions referred to in the above paragraphs, the Committee recommends to the Board of Directors that the year-end audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

        The Audit Committee Charter provides that one duty of the Audit Committee is to recommend annually the appointment of the Company's independent auditors. In performing that duty, the Audit Committee evaluated firms that provided proposals to serve as the Company's independent auditors for 2002 and recommended that the Board of Directors appoint Deloitte & Touche LLP as the Company's independent auditors for 2002.

                      Michael J. Bradley, Chairman
                      Donald F. Moorehead, Jr.
                      Hon. Edward M. Rowell

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee is comprised of independent, non-employee directors, and subject to the employment agreements described below, reviews and recommends to our Board of Directors for its approval the salaries and bonuses of our officers, including our ten executive officers—Thomas C. Walker, Chairman of the Board and Chief Development Officer; Ed H. Bowman, Jr., President and Chief Executive Officer; Joe A. Rose, Executive Vice President and Chief Operating Officer; Barry L. Edwards, Executive Vice President and Chief Financial Officer; David M. Byerley, Senior Vice President—Corporate Development; Charles S. Gilbert, Senior Vice President, General Counsel and Secretary; Bryan Hill—Chief Accounting Officer; Michael S. Rupe, President—Direct Mail Solutions; Kerry Walbridge, President—Business Process Solutions; and Ronald Zazworsky, President—HealthSERVE. In addition, the Compensation Committee grants stock options under our 1995 Plan and/or warrants to selected Directors, executive officers and other key employees.

Compensation Philosophy

        Our executive compensation program is designed to integrate compensation with the achievement of our short and long-term business objectives and to assist us in attracting, motivating and retaining the highest quality executives.

        Executive compensation is comprised of three components: (i) a base salary, which attracts talented employees and contributes to motivating and rewarding individual performance; (ii) an incentive bonus of cash, stock, options, warrants or similar awards, which integrates financial reward to the achievement of our short-term performance objectives; and (iii) a stock option incentive award program, which is intended to promote the achievement of long-term performance goals and to align the long-term interests of our executive officers with those of our stockholders.

        The base salary and incentive bonus payable to each of our executive officers are presently governed by employment agreements entered into by us with each of these executive officers, except in the case of our Chief Accounting Officer and our Senior Vice President-Corporate Development, who are not under employment agreements and whose salaries and bonuses are fixed by the Compensation Committee after a consideration of appropriate compensation levels for comparable positions. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." The Compensation Committee conducts ongoing reviews of these employment agreements or other salary and bonus arrangements to ensure that they are consistent with the Compensation Committee's then current philosophy.

        The Compensation Committee generally intends that compensation paid to our Chief Executive Officer and the other executive officers named in the Summary Compensation Table not be subject to the limitation on tax deductibility under Section 162(m) of the Internal Revenue Code, as amended (the "Code"), so long as this can be achieved in a manner consistent with the Committee's other objectives. Section 162(m) generally eliminates a corporation's tax deduction in a given year for payments to certain named executive officers in excess of $1 million, unless the payments result from "qualified performance-based compensation."

Base Salary Compensation

        The Compensation Committee continues to believe that the retention of executives who have developed the skills and expertise required to lead our organization is vital to our competitive strength. The Compensation Committee further believes that attracting other key employees who can supplement the efforts of our existing executives is absolutely critical. To this end, it is the Compensation Committee's policy to continue to establish base pay at competitive levels.

Incentive Bonus Compensation

        The Compensation Committee believes that compensation should vary with corporate performance and that a significant portion of compensation should continue to be linked to the achievement of business goals. Under our employment agreements with our executive officers, the incentive bonus award component of their compensation is based on the achievement of certain levels of operating profitability or such other criteria as may be designated on an annual basis. This incentive bonus award component is subject to annual review by the Compensation Committee. In 2001, the Compensation Committee authorized the grant of warrants in lieu of cash bonuses that would vest upon the achievement of designated levels of operating profitability for the year ended December 31, 2001. As the Company did not meet such designated levels of operating profitability for 2001, such bonuses did not vest.

        Pursuant to the 2002 incentive bonus plan, the executive officers were granted options under our 1995 Plan, potentially in lieu of cash bonuses, to purchase shares of our common stock, which vest upon our achieving certain earnings targets for 2002 (provided that such bonuses are not paid in cash), or ultimately at some designated date in the future.

Grants of Stock Options and Warrants

        It is the policy of the Compensation Committee to award stock options, warrants or similar awards to our executive officers and other key employees to align their interests with those of our long-term investors and to help attract and retain these persons. The options or warrants provide value to the recipients only if and when the market price of our common stock increases above the option or warrant grant price. To that end, there is ongoing review by the Committee of the market price of our common stock and the grant price of options or warrants. It is the Committee's goal to preserve this incentive as an effective tool in motivating and retaining executives.

        Options and warrants to purchase approximately 574,775 shares and 541,000 shares, respectively, of our common stock were granted during 2001 to certain employees who were hired during 2001 and to the executive officers, other current management level employees and select key employees and consultants. The Compensation Committee believes that granting these options and warrants, including in particular with respect to the executive officers, not only provides a meaningful long-term incentive to those individuals who have been identified as key to our future success, helps retain the services of these persons and further links compensation to our overall performance.

        If any of these benefits, either alone or together with any other payments or benefits to covered senior executive employees, including any named executive officers, would constitute an "excess parachute payment" subject to the excise tax under certain provisions of the Internal Revenue Code, the senior executive employment agreements provide that an additional payment would be made to each affected covered employee so that such excise tax is reimbursed on a net after-tax basis.

Compensation of our Chief Executive Officer

        The Compensation Committee considers several factors in establishing our Chief Executive Officer's compensation package, including market pay practices, performance level, contributions toward achievement of strategic goals and our overall financial and operating success. Compensation paid during 2001 to Mr. Bowman was composed of the base salary set forth in Mr. Bowman's amended employment agreement plus warrants and options granted pursuant to his employment agreement. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

        Historically, Mr. Bowman has been issued on an annual basis some combination of options and warrants, some of which vest over time while others vest upon the Company's achievement of designated earnings targets. As a result of the Company's not meeting designated levels of operating profitability for 2001, warrants issued to Mr. Bowman in lieu of a cash bonus for 2001 did not vest.

                      THE COMPENSATION COMMITTEE

                      Donald F. Moorehead, Jr., Chairman
                      Michael J. Bradley
                      Hon. Edward M. Rowell

SUMMARY COMPENSATION TABLE

        The following table sets forth information concerning the annual and long-term compensation earned during the last three fiscal years by our Chief Executive Officer and each of our other four most highly compensated executive officers (collectively, the "named executive officers").

							Long-Term Compensation
							Awards		Payouts
		Annual Compensation					Securities Underlying Options/SARs/ Warrants (#)(2)
Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Other Annual Compensation ($)			LTIP Payouts $	All Other Compensation ($)
Ed H. Bowman, Jr. President and Chief Executive Officer	1999 2000 2001	374,998 460,000 575,000		— — —		— — —	115,000 169,525	(3)	— — —	— — —
Thomas C. Walker Chairman of the Board and Chief Development Officer	1999 2000 2001	264,992 300,000 330,000		— — —		— — —	44,000 65,000	(3)	— — —	— — —
Joe A. Rose Executive Vice President and Chief Operating Officer	1999 2000 2001	259,032 329,997 365,000		— — 30,000	(4)	— — —	53,300 100,000 81,250		— — —	— — —
Ronald Zazworsky President — HealthSERVE	1999 2000 2001	190,000 250,000 275,000		— — 15,000	(4)	— — —	27,100 20,000 54,000		— — —	— — —
Barry L. Edwards Executive Vice President and Chief Financial Officer	1999 2000 2001	— 118,327 279,682	(5)	— — 57,300	(4)	— — —	— 12,375 43,300		— — —	— — —

(1)
In addition, in 1999, 2000 and 2001 options and warrants were issued in lieu of cash bonuses.

(2)
Represents options and warrants granted to purchase the stated number of shares of our common stock.

(3)
Grants for such individual in such year were made, and reported, in the prior year.

(4)
Such bonuses relate to prior year performance.

(5)
Represents salary for a partial year's service.

STOCK OPTION AND WARRANT GRANTS IN LAST FISCAL YEAR

        The following table contains information concerning the grants of stock options and warrants to the named executive officers during fiscal 2001.

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option/Warrant Term (3)
	Number of Securities Underlying Options/ Warrants Granted (#)		Percent of Total Options/ Warrants Granted to Employees in 2001 (%)
Name				Exercise or Base Price ($/Sh)	Expiration Date
						5% ($)	10% ($)
Ed H. Bowman, Jr. President and Chief Executive Officer	54,525 115,000	(1) (2)	4.8 10.2	30.375 30.375	01/24/11 01/24/11	1,041,573 2,196,808	2,639,551 5,567,142
Thomas C. Walker Chairman of the Board and Chief Development Officer	22,000 43,000	(1) (2)	2.0 3.8	30.375 30.375	01/24/11 01/24/11	420,259 821,415	1,065,018 2,081,627
Joe A. Rose Executive Vice President and Chief Operating Officer	22,850 58,400	(1) (2)	2.0 5.2	30.375 30.375	01/24/11 01/24/11	436,496 1,115,596	1,106,167 2,827,140
Ronald Zazworsky President — HealthSERVE	12,800 41,200	(1) (2)	1.1 3.7	30.375 30.375	01/24/11 01/24/11	244,514 787,030	619,647 1,994,489
Barry L. Edwards Executive Vice President and Chief Financial Officer	7,500 35,800	(1) (2)	0.7 3.2	30.375 30.375	01/24/11 01/24/11	143,270 683,876	363,074 1,733,075

(1)
These options entitle the holder to purchase shares of our common stock at an exercise price equal to the fair market value per share of our common stock as of the date the option was granted. These options are exercisable as to 33% of the underlying shares on the date of grant, 33% on November 15, 2001 and 33% on November 15, 2002.

(2)
This warrant entitled the holder to purchase shares of our common stock at an exercise price equal to the fair market value per share of our common stock as of the date the warrant was granted. This warrant was to become exercisable as to 100% upon reaching certain earnings targets for the year ending December 31, 2001. Such warrant ultimately did not vest on December 31, 2001, but is subject to vesting on March 5, 2010, if the optionee is with us at such time.

(3)
The potential realizable values are the results of calculations at assumed annual rates of stock price appreciation of five percent and ten percent. These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of our stock price. No gain to optionees is possible without an increase in stock prices, which will benefit all stockholders. Options and warrants become immediately exercisable in the event of a change-in-control as defined in our 1995 Plan and the warrant agreements.

AGGREGATED OPTION/WARRANT EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION/WARRANT VALUES

        The following table provides information, with respect to the named executive officers, concerning options and warrants exercised during fiscal 2001 and the options and warrants held as of December 31, 2001.

			Number of Securities Underlying Unexercised Options and Warrants at Fiscal Year End (#)		Value of Unexercised In-The-Money Options and Warrants at Fiscal Year End (1)($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Ed H. Bowman, Jr. President and Chief Executive Officer	152,500	3,884,214	473,850	133,175	3,749,844	416,172
Thomas C. Walker Chairman of the Board and Chief Development Officer	—	—	153,249	50,334	1,380,536	157,293
Joe A. Rose Executive Vice President and Chief Operating Officer	63,350	749,130	28,566	147,684	204,286	782,555
Ronald Zazworsky President — HealthSERVE	—	—	121,632	58,801	1,040,541	237,089
Barry L. Edwards Executive Vice President and Chief Financial Officer	—	—	15,000	78,300	15,625	119,688

(1)
The value of an unexercised option or warrant at December 31, 2001 is determined by subtracting the exercise price of the option or warrant from the last sale price of a share of our common stock on last trading day of 2001, December 31, 2001 ($33.50), as reported by The Nasdaq Stock Market.

PERFORMANCE GRAPH

        The graph below compares, on a dividend reinvestment basis, our cumulative total return with a selected peer group of business process outsourcing companies and the S&P 600 SmallCap Composite Stock Price Index for the period from January 23, 1996 (the effective date of our initial public offering) and January 1, 1997, respectively, through December 31, 2001, assuming $100 was invested on January 23, 1996 and January 1, 1997, respectively, in each case. The selected peer group of business process outsourcing companies consists of Ceridian Corp, Affiliated Computer Services Inc., Tier Technologies, Inc., Computer Sciences Corporation, Maximus Inc., Iron Mountain Incorporated, and Perot Systems Corporation, which were selected on the basis of being information and document intensive services companies with a business process outsourcing component in information intensive industries. The Company chose the S&P 600 SmallCap Composite Stock Price Index as its broad based index over the S&P 500 Stock Index, which was used last year. As the Company is a part of the S&P 600 SmallCap Composite Stock Price Index, we believe this index provides a more relevant comparison. For comparative purposes, the Company has also included the S&P 500 Stock Index in its 5-year performance graph. The returns of each peer group company have been weighted according to its stock market capitalization for purposes of arriving at a peer group average. The performance of our common stock reflected below is not necessarily indicative of future performance.

Performance Graph
Inception through December 31, 2001

Dollars
300
250
200
150
100
50
0
Inception
1996
1997
1998
1999
2000
2001
SOURCECORP
Peer Group
S&P 600 SmallCap

	Inception	1996	1997	1998	1999	2000	2001
SOURCECORP	100.00	160.6	176.9	246.2	261.5	283.7	257.7
Peer Group	100.00	121.7	120.3	172.5	239.1	190.9	273.8
S&P 600 SmallCap	100.00	123.1	153.3	150.1	167.4	185.8	196.5

Performance Graph
January 1, 1996 through December 31, 2001

250
200
150
100
50
0
Dollars
1996
1997
1998
1999
2000
2001
SOURCECORP
Peer Group
S&P 600 SmallCap
S&P 500

	1996	1997	1998	1999	2000	2001
SOURCECORP	100.0	110.2	153.3	162.9	176.6	160.5
Peer Group	100.0	100.7	146.0	199.7	149.5	194.4
S&P 600 SmallCap	100.0	124.5	121.9	136	150.9	159.6
S&P 500	100.0	130.9	165.9	198.3	178.2	154.9

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        In 2001, our Compensation Committee consisted of Messrs. Bradley, Moorehead and Rowell. All of the members of the Compensation Committee are independent, non-employee Directors and are not former officers. During 2001, no executive officer served as a member of our board of directors or on the compensation committee of a company where any of its executive officers served on our Compensation Committee or on our Board of Directors.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        Messrs. Walker, Bowman, Rose, Edwards, Gilbert, Rupe, Walbridge and Zazworsky entered into amended and restated employment agreements with us in May 2001 and Messrs. Walker, Bowman, Edwards, Gilbert, Rupe, Walbridge and Zazworsky entered into amended and restated employment agreements or amendments to their existing employment agreements in April 2002. Mr. Bowman's employment agreement is for a term ending December 31, 2006, with an automatic annual five-year renewal unless prior notice of nonrenewal is given to him according to the terms of the agreement. Mr. Walker's employment agreement is for a term ending December 31, 2003, with an automatic annual two-year renewal unless prior notice of nonrenewal is given to him according to the terms of the agreement. Mr. Rose's employment agreement is for a term ending December 31, 2004, with an automatic annual three-year renewal unless prior notice of nonrenewal is given to him according to the terms of the agreement. Mr. Zazworsky's employment agreement is for a term ending December 31, 2003. Each of Messrs. Edwards', Gilbert's and Rupe's employment agreement is for a term ending December 31, 2002. Mr. Walbridge's employment agreement is for a term ending April 1, 2003. Pursuant to the employment agreements, each employee named above receives an annual base salary and is eligible for additional year-end bonus compensation.

        Each of the employment agreements provides that, in the event of a termination of employment by us without cause or by the employee for good reason, the employee will be entitled to receive from us a lump-sum payment equal to the employee's then current salary for the greater of two years or the remainder of the term under the employment agreement in the case of Mr. Bowman; the remainder of the term under the employment agreement in the case of Mr. Rose; two years' salary in the case of Mr. Walker; one year's salary in the case of Messrs. Edwards, Gilbert and Rupe; in the case of Mr. Walbridge, six month's salary if terminated by us without cause and one year's salary if terminated by Mr. Walbridge for good reason; in the case of Mr. Zazworsky, employee's then current salary for the remainder of the term under the employment agreement if terminated by us without cause and employee's then current salary for the greater of the period remaining under the agreement or six months if terminated by Mr. Zazworsky for good reason.

        In the event of a change in control, if the employee has not received notice 15 days prior to the event resulting in such change of control that such employee's employment will be continued by our successor, the amount of the lump-sum payment to be made to the employee shall be 5 times the sum of annual salary and maximum bonus in the case of Mr. Bowman; 3.64 times in the case of Mr. Walker; 1.72 times in the case of Mr. Zazworsky; 1.82 times in the case of Mr. Edwards; 1.22 times in the case of Mr. Gilbert; 1.15 times in the case of Messrs. Rupe and Walbridge; and in the case of Mr. Rose, 5 times base salary, which equates to 2.78 times the sum of his annual salary and maximum bonus. In addition, in the event of a change in control with notice that the employee's agreement will be assumed by our successor, the amount of the lump-sum payment to be made to the employee upon resignation (or termination after such change of control) shall be the same respective multiple of the sum of annual salary and maximum bonus set forth in the previous sentence. Messrs. Bowman, Walker, Rose, Edwards, Gilbert, Rupe, Walbridge and Zazworsky shall each have two years to determine whether or not to resign and receive their lump-sum payment. Further, in the case of a termination of the employment agreements of Messrs. Bowman, Walker or Rose in connection with a change in control, such respective employees would be entitled to the continuation of certain benefits, including insurance coverage, for a period of three years.

        Each of Messrs. Bowman's, Walker's, Edwards', Gilbert's and Rupe's employment agreements contains a covenant not to compete with us for a period of two years following termination of employment, provided that: (i) in the event of a termination of employment by us without cause, the term of the covenant not to compete contained in the employment agreement will be shortened to one year; and (ii) in the event of termination of employment by the employee for good reason or in the event we experience a change in control wherein the employee does not receive notice 15 days prior to the event resulting in such change of control of the continuation of the employee's employment, the covenant-not-to-compete with us shall not apply. Each of Messrs. Rose's and Zazworsky's employment agreements contains a covenant not to compete with us for a period of three years following termination of employment. In the case of both Mr. Rose and Mr. Zazworsky, in the event of a change in control wherein the employee does not receive notice 15 days prior to the event resulting in the change of control of the continuation of such employee's employment, the covenant-not-to-compete with us will not apply. If applicable law reduces the time period during which any employee is prohibited from competing with us, such employment agreements provide that the covenant not to compete with us shall be reduced to the maximum period permitted by law.

CONSULTING AGREEMENT

        Mr. Lowenstein entered into a consulting agreement with us in January 2000. Mr. Lowenstein's consulting agreement was for an initial term of two years and automatically renews on a yearly basis thereafter unless terminated by him or us in accordance with the terms of the agreement.

        Upon termination of this agreement, we will pay to Mr. Lowenstein all aggregate monies due and owing to him with respect to acquisitions closed on or before the date of termination.

        In the event of a change in control, if Mr. Lowenstein has not received notice 15 days prior to the event resulting in such change of control that the terms of this agreement will not be continued by our successor, Mr. Lowenstein will receive a lump-sum termination payment in the amount of $1.5 million. In addition, in the event of a change in control of the Company with notice that this agreement will be assumed by our successor, the amount of the lump-sum payment to be made to Mr. Lowenstein, upon termination of his consulting agreement, will be $1.5 million. Mr. Lowenstein shall have one year to determine whether or not to terminate his consulting agreement and receive the lump-sum payment.

        Additionally, Mr. Lowenstein's consulting agreement contains a covenant not to compete with us during the term of the consulting agreement and for a period of two years immediately following the termination of the agreement.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information, as of March 20, 2002, regarding the beneficial ownership of our common stock by (i) each person known to beneficially own more than 5% of our common stock; (ii) each Director and each named executive officer; and (iii) all Directors and named executive officers as a group. Unless otherwise indicated, the address of each person listed below is c/o SOURCECORP, Incorporated, 3232 McKinney Avenue, Suite 1000, Dallas, Texas 75204. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated. At March 20, 2002, there were 17,407,667 shares of our common stock outstanding (including 36,670 shares held by one of our wholly-owned subsidiaries and excluding 13,841 shares of our common stock held by us).

Name of Beneficial Owner	Shares Owned	Percent of Outstanding Common Common Stock
T. Rowe Price Associates, Inc.**(1)	2,198,800	12.6%
100 East Pratt Street Baltimore, MD 21202
FMR Corp.(2)	1,740,900	10.0%
82 Devonshire Street Boston, MA 02109
Wasatch Advisors, Inc. (3)	897,803	5.2%
150 Social Hall Avenue Salt Lake City, Utah 84111
Other
Ed H. Bowman, Jr.(4)	484,850	2.8%
Thomas C. Walker(5)	187,249	1.1%
Ronald Zazworsky(6)	128,299	*
Joe A. Rose(7)	76,899	*
Michael J. Bradley(8)	34,134	*
Jonathan B. Shaw(10)	23,532	*
Barry L. Edwards(13)	18,500	*
Hon. Edward M. Rowell(11)	18,334	*
David Lowenstein(9)	17,167	*
Donald F. Moorehead, Jr.(12)	13,334	*
All Directors and executive officers as a group (15 persons)(14)	1,088,448	5.9%

*
Represents less than 1%.

**
These securities are owned by various individuals and institutional investors, which T. Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(1)
Based solely on information provided on Schedule 13G (Amendment No. 4) dated February 20, 2002, which reflects sole voting power with respect to 482,100 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 2,198,800 shares and shared dispositive power with respect to 0 shares.

(2)
Based solely on information provided on Schedule 13G (Amendment No. 1) dated March 11, 2002, which reflects sole voting power with respect to 0 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 1,740,900 shares and shared dispositive power with respect to 0 shares.

(3)
Based solely on information provided on Schedule 13G (Amendment No. 3) dated February 14, 2002, which reflects sole voting power with respect to 897,803 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 897,803 shares and shared dispositive power with respect to 0 shares.

(4)
Consist of 11,000 shares of common stock and 473,850 options or warrants currently exercisable or exercisable within 60 days of March 20, 2002.

(5)
Consist of 34,000 shares of common stock, 2,000 shares of which are held by such person's spouse, and 153,249 options or warrants currently exercisable or exercisable within 60 days of March 20, 2002.

(6)
Consist of 128,299 options and warrants currently exercisable or exercisable within 60 days of March 20, 2002.

(7)
Consist of 76,899 options and warrants currently exercisable or exercisable within 60 days of March 20, 2002.

(8)
Consist of 15,800 shares of common stock and 18,334 options or warrants currently exercisable or exercisable within 60 days of March 20, 2002.

(9)
Consist of 17,167 options or warrants currently exercisable or exercisable within 60 days of March 20, 2002.

(10)
Consist of 10,198 shares of common stock and 13,334 options or warrants currently exercisable or exercisable within 60 days of March 20, 2002.

(11)
Consist of 18,334 options or warrants currently exercisable or exercisable within 60 days of March 20, 2002.

(12)
Consist of 13,334 options or warrants currently exercisable or exercisable within 60 days of March 20, 2002.

(13)
Consists of 3,500 shares of common stock and 15,000 options or warrants currently exercisable or exercisable within 60 days of March 20, 2002.

(14)
Consists of 76,048 shares of common stock and 1,012,400 options or warrants currently exercisable or exercisable within 60 days of March 20, 2002.

PROPOSAL NO. 2

PROPOSAL TO ADOPT OUR 2002 LONG-TERM INCENTIVE PLAN

        Our board of directors has adopted the SOURCECORP, Incorporated 2002 Long-Term Incentive Plan (the "2002 Plan"), subject to stockholder approval. As of the date of this Proxy Statement, no awards have been granted under the 2002 Plan. The 2002 Plan is intended to replace our 1995 Plan and provide greater flexibility in granted awards than is possible under the 1995 Plan. Our board believes this flexibility will enable us to more adequately respond to external market forces that may impact our ability to attract, retain and motivate our key personnel.

        The 2002 Plan will enable us to continue to use stock options as a means to attract, retain and motivate our key personnel, but, unlike the 1995 Plan, will give us the added flexibility of using restricted stock and other stock-based awards to achieve these goals. In addition, outside directors are eligible to receive discretionary awards under the 2002 Plan. Although our board intends to continue the practice under the 1995 Plan of making annual, automatic grants to outside directors, the 2002 Plan gives us the ability to grant additional awards to our outside directors if warranted by the circumstances and permits us to vary the lives of their awards so that such directors may hold them for a longer period of time. While the 2002 Plan provides for numerous types of awards, we believe that it is possible that we may not make grants of one or more of the kinds of awards contemplated by the 2002 Plan; for example, although the 1995 Plan permitted, and the 2002 Plan permits, the issuance of incentive stock options ("ISOs"), we have not historically granted ISOs.

        Except as provided in the next paragraph, the limitation contained in the 1995 Plan on the number of shares that may be subject to outstanding awards (the greater of 650,000 or 16% of total outstanding shares) will carry over and apply to the aggregate of awards outstanding under the 2002 Plan and the 1995 Plan.

        In prior years we have obtained stockholder approval of the issuance of warrants to certain of our executive officers in lieu of cash bonuses or other cash compensation. The benefits to our issuing warrants in place of cash include the preservation of cash and the further alignment of interests of the holders with our stockholders. The 2002 Plan provides that awards outstanding at any one time representing up to 600,000 shares may be designated as not subject to the 16%/650,000 share limitation described above. Although the 2002 Plan does not so require, we currently intend that such awards would be used in lieu of cash bonuses or other cash compensation (which may provide for delayed vesting if cash bonuses or compensation are in fact paid).

        Our board's adoption of the 2002 Plan is conditional upon stockholder approval. If the 2002 Plan is approved, the 1995 Plan will terminate, except that the terms of the 1995 Plan will continue to govern options issued under the 1995 Plan so long as they remain outstanding under that plan. As of April 2, 2002, a total of 2,401,785 shares of our common stock were subject to options outstanding under the 1995 Plan.

        If the 2002 Plan is not approved, the Company may not have the flexibility to attract, retain and motivate key personnel and may be forced to use cash resources in lieu of Awards that could otherwise be granted under the 2002 Plan.

DESCRIPTION OF THE 2002 PLAN

        The 2002 Plan is set forth as Appendix A to this Proxy Statement, and the description of the 2002 Plan contained herein is qualified in its entirety by reference to Appendix A.

        The purpose of the 2002 Plan is to provide a means to attract, retain, motivate and reward our present and prospective directors, officers, employees and consultants by increasing their ownership interests in us. Awards under the 2002 Plan may include: (i) options to purchase shares of our common stock, including ISOs, non-qualified stock options or both; (ii) stock appreciation rights ("SARs"), whether in conjunction with the grant of stock options or independent of such grant, or stock appreciation rights that are only exercisable in the event of a change in control or upon other events; (iii) restricted stock, consisting of shares that are subject to forfeiture based on the failure to satisfy employment-related restrictions; (iv) deferred stock, representing the right to receive shares of stock in the future; (v) bonus stock and awards in lieu of cash compensation; (vi) dividend equivalents, consisting of a right to receive cash, other awards or other property equal in value to dividends paid with respect to a specified number of shares of common stock, or other periodic payments; or (vii) other awards not otherwise provided for, the value of which are based in whole or in part upon the value of our common stock.

        The 2002 Plan will be administered by our board of directors, or a committee of directors designated by our board (such as our Compensation Committee, which is comprised of independent non-employee directors). Our board or designated committee will have the authority, among other things, to: (i) select the present or prospective directors, officers and other employees and consultants entitled to receive awards under the 2002 Plan; (ii) determine the form of awards, or combinations of awards, and whether such awards are to operate on a tandem basis or in conjunction with other awards; (iii) determine the number of shares of common stock covered by an award; and (iv) determine the terms and conditions of any awards granted under the 2002 Plan, including any restrictions or limitations on transfer, any vesting schedules or the acceleration of vesting schedules and any forfeiture provision or waiver of the same, provided that, unless otherwise set forth in an agreement evidencing a particular award, upon a change in control (as defined in the 2002 Plan), all awards will become fully vested and nonforfeitable. The exercise price at which shares of common stock may be purchased pursuant to the grant of stock options under the 2002 Plan is to be the fair market value of the shares of common stock covered by such grant at the time of grant.

        Except as provided below, the number of shares of our common stock that may be subject to outstanding awards granted under the 2002 Plan, when added to the number of shares subject to options then outstanding under the 1995 Plan, in each case determined immediately after the grant of any award, may not exceed the greater of 650,000 or 16% of the aggregate number of shares of our common stock then outstanding. This limit excludes awards outstanding at any one time with respect to an additional 600,000 shares that the board or designated committee may designate as not subject to the limitation described in the previous sentence. To comply with Internal Revenue Code requirements, (i) there is an overall 650,000 limit on the number of shares that may be issued pursuant to the exercise of ISOs, and (ii) no individual may receive awards in any one calendar year relating to more than 500,000 shares of common stock.

        The flexible terms of the 2002 Plan are intended to, among other things, permit the board or a designated committee to impose performance conditions with respect to any award, thereby requiring forfeiture of all or part of any award if performance objectives are not met, or linking the time of exercisability or settlement of an award to the achievement of performance conditions. For awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code (other than options or SARs with a fair market value exercise price), such performance objectives shall be based solely on (i) annual return on capital; (ii) annual earnings or earnings per share; (iii) annual cash flow provided by operations; (iv) changes in annual revenues; (v) stock price; and/or (vi) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets and goals relating to acquisitions or divestitures.

        To the extent required by federal or state law or regulation or under the rules of any stock exchange or automated quotation system on which our common stock is then listed or quoted, stockholder approval shall be obtained for any amendment, alteration, suspension, discontinuance or termination of the 2002 Plan; however, in the absence of such a requirement, such action may be taken without stockholder approval by our board of directors, provided that, without the consent of the participant, no amendment may materially impair the rights of a participant under any award.

NEW PLAN BENEFITS

        No awards have been granted under the 2002 Plan as of the date of this Proxy Statement. Because awards under the 2002 Plan are discretionary, future awards under the 2002 Plan are not determinable.

FEDERAL TAX CONSEQUENCES

        The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the 2002 Plan. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the 2002 Plan.

        The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the grantee or us. A grantee will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and we will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In each case, we will generally be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

        A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to us in connection with a disposition of shares acquired upon exercise of an option or other award, except that we will generally be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

        With respect to awards granted under the 2002 Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. We will generally be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property, he would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within 30 days of the receipt of the shares or other property.

        Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation in excess of $1 million paid to the chief executive officer and the four other most highly compensated executive officers. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Assuming the 2002 Plan is approved at the Annual Meeting, we believe that options granted with an exercise price at least equal to 100% of the fair market value of the underlying stock at the date of grant, and other awards the settlement of which is conditioned upon achievement of performance goals (based on performance criteria described above), will qualify as such "performance-based compensation," although other awards under the 2002 Plan may not so qualify.

VOTE REQUIRED FOR APPROVAL

        The proposal to approve the 2002 Plan requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by Proxy at the Annual Meeting and entitled to vote on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE 2002 PLAN.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

COMPANY POLICY

        It is our policy that transactions with our affiliates will be approved by a majority of the disinterested members of our Board of Directors, and will be made on terms no less favorable to us than could be obtained from unaffiliated third parties. We did not have any transactions with any of our affiliates in 2001 other than compensation related matters covered elsewhere in this Proxy Statement.

INDEPENDENT ACCOUNTANTS

Change of Independent Auditors

        The Audit Committee annually considers and recommends to the Board of Directors the selection of the Company's independent auditors. As recommended by the Audit Committee, the Board of Directors on April 17, 2002, decided to no longer engage Arthur Andersen LLP as our independent auditors and engaged Deloitte & Touche LLP to serve as our independent auditors for 2002.

        Arthur Andersen LLP's reports on our consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years and through April 17, 2002 (the date of the Current Report on Form 8-K disclosing our decision to no longer engage Arthur Andersen LLP), there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

        During our two most recent fiscal years and through April 17, 2002, we did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

Independent Auditors Attendance at Stockholders Meeting

        Arthur Andersen LLP audited our books, records and accounts for fiscal 2001, and representatives of Arthur Andersen LLP and Deloitte & Touche LLP are expected to attend our Annual Meeting, will have the opportunity to make a statement if they desire and will be available to answer appropriate questions that may be asked by stockholders.

Audit Fees

        The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of our annual financial statements for 2001 and the reviews of the financial statements contained in our quarterly reports on Form 10-Q for 2001 was $225,000.

Financial Information Systems Design and Implementation Fees

        Arthur Andersen LLP did not perform any professional services to us in 2001 with respect to financial information systems design or implementation.

All Other Fees

        The aggregate fees billed by Arthur Andersen LLP for 2001 (other than for services contemplated above) was $142,817, which primarily related to asset valuation services, human resources and 401(k) consulting services.

        The Audit Committee has considered whether the provision of the services contemplated in the prior two paragraphs is compatible with maintaining Arthur Andersen LLP's independence, and has determined that it is.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish us with copies of all Sections 16(a) forms they file.

        Based solely on our review of the copies of such forms received by us with respect to fiscal 2001, or written representations from certain reporting persons, to the best of our knowledge, all reports were filed on a timely basis.

OTHER MATTERS

        Our Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR OUR 2003
ANNUAL MEETING OF STOCKHOLDERS

        Stockholder proposals to be presented at our 2003 Annual Meeting of Stockholders must be received, in writing, by our Secretary at our principal executive offices no later than December 11, 2002 in order to be included in our Proxy materials relating to that meeting.

REPORT ON FORM 10-K

        OUR ANNUAL REPORT ON FORM 10-K FOR OUR FISCAL YEAR ENDED DECEMBER 31, 2001, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO OUR STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST. EXHIBITS TO OUR FORM 10-K WILL BE FURNISHED UPON PAYMENT OF $.50 PER PAGE, WITH A MINIMUM CHARGE OF $5.00. REQUESTS FOR COPIES SHOULD BE DIRECTED TO SOURCECORP, INCORPORATED, 3232 MCKINNEY AVENUE, SUITE 1000, DALLAS, TEXAS 75204, ATTENTION: INVESTOR RELATIONS.

                      By Order of our Board of Directors

                      Charles S. Gilbert
                       Senior Vice President,
                      General Counsel and Secretary

Dallas, Texas
April 24, 2002

APPENDIX A

SOURCECORP, Incorporated

2002 LONG-TERM INCENTIVE PLAN

        1.    Purpose.    The purpose of this 2002 Long-Term Incentive Plan (the "Plan") of SOURCECORP, Incorporated, a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, motivate and reward present and prospective directors, officers, employees and consultants of and service providers to the Company and its subsidiaries and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

        2.    Definitions.    The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

        (a)  "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

        (b)  "Beneficiary" shall mean the individuals or entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the individuals or entities entitled by will or the laws of descent and distribution to receive such benefits.

        (c)  "Board" means the Board of Directors of the Company.

        (d)  A "Change in Control" shall be deemed to have occurred:

            (i)  when any person, other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the Beneficial Ownership (as defined in Rule 13d-3 under the Exchange Act) of any voting security of the Company and immediately after such acquisition such Person is, directly or indirectly, the Beneficial Owner of voting securities representing 30% or more of the total voting power of all of the then-outstanding voting securities of the Company.

          (ii)  when the individuals (A) who, as of the effective date of the Plan, constitute the Board (the "Original Directors") or (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election) or (C) who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election) (such individuals being the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board;

          (iii)  upon the consummation of a merger, consolidation, recapitalization or reorganization of the Company, a reverse stock split of outstanding voting securities, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by holders of at least 75% of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

          (iv)  upon the consummation of a complete liquidation of the Company or a sale or disposition by the Corporation of all or a substantial portion of the Company's assets (i.e., 50% or more of the total assets of the Company).

          "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

        (e)  "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

        (f)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

        (g)  "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code, and qualifies as such.

        (h)  "NQSO" means any Option that is not an ISO.

        (i)    "Participant" means a person who, at a time when eligible under Section 5 hereof, has been granted an Award under the Plan.

        (j)    "Stock" means the Common Stock, par value $.01, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

        3.    Administration.

        (a)    Authority of the Committee.    Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

            (i)  to select persons to whom Awards may be granted;

          (ii)  to determine the type or types of Awards to be granted to each such person;

          (iii)  to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(d) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv)  to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited or surrendered;

          (v)  to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

          (vi)  to determine the restrictions, if any, to which Stock received upon exercise or settlement of an Award shall be subject (including lock-ups and other transfer restrictions), may condition the delivery of such Stock upon the execution by the Participant of any agreement providing for such restrictions;

        (vii)  to prescribe the form of each Award Agreement, which need not be identical for each Participant;

        (viii)  to adopt, amend, suspend, waive and rescind rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (ix)  to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

          (x)  to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board (or a committee designated by the Board) shall perform the functions of the Committee for purposes of granting awards to directors who serve on the Committee, and the Board (or a committee designated by the Board) may perform any function of the Committee under the Plan for any other purpose. In any case in which the Board (or a committee designated by the Board) is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board (or the committee designated by the Board), except where the context otherwise requires.

        (b)    Manner of Exercise of Committee Authority.    Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 8(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Except as otherwise provided under Section 7(d), the Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

        (c)    Limitation of Liability.    Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

        4.    Stock Subject to Plan.

        (a)    Amount of Stock Reserved.    The total number of shares of Stock that may be subject to outstanding Awards (but determined without regard to Awards designated pursuant to the following sentence), when added to options then outstanding under the Company's 1995 Stock Option Plan, in each case determined immediately after the grant of any such Award, shall not exceed the greater of 650,000 or 16% of the total number of shares of Stock outstanding at the effective time of such grant.

At the time of grant of an Award, the Committee may designate that the shares of Stock subject to such Award shall not be taken into account for purposes of the limitation contained in the preceding sentence; provided, however, that the total number of shares of Stock that may be subject to outstanding Awards so designated shall not exceed 600,000. In no event shall the number of shares of Stock that may be issued upon the exercise of ISOs exceed 650,000. For purposes of the foregoing limits, with respect to Awards that may be settled only in cash by reference to a specified number of shares of Stock, the number of shares so referenced shall be treated as shares of Stock subject to outstanding Awards. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant's account. For purposes of the first sentence above, an Award shall not be treated as outstanding if the shares of Stock subject thereto have be issued to the Participant, and such shares are not subject to a substantial risk of forfeiture, within the meaning of Section 83(c) of the Code, or if the Award has otherwise been exercised, settled, cancelled, terminated or has expired.

        (b)    Annual Per-Participant Limitations.    During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 500,000 shares of Stock, or, in the case of Awards that may be settled in cash, by payment of cash that exceeds the fair market value of 500,000 shares of Stock, determined either at the time of grant or the time of payment, whichever is greater.

        (c)    Adjustments.    In the event that the Committee shall determine that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, Stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock that may be subject to outstanding Awards or otherwise reserved and available for issuance pursuant to Awards under Section 4(a), (ii) the number and kind of shares of Stock specified in the Annual Per-Participant Limitations under Section 4(b), (iii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iv) the number and kind of shares that may be issued in respect of other outstanding Awards and (v) the exercise price, grant price or purchase price relating to any Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, canceling an Option or other Award in exchange for the intrinsic (i.e., in-the-money) value thereof, if any, or substitution of an Award using securities of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence or a Change in Control) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations or accounting principles.

        5.    Eligibility.    Directors, officers and employees of the Company and its subsidiaries, and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by the Company or its subsidiaries, and persons employed by an entity that the Committee reasonably expects to become a subsidiary of the Company, are eligible to be granted an Award under the Plan.

        6.    Specific Terms of Awards.

        (a)    General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as expressly provided by the Committee (including for purposes of complying with the requirements of the Delaware General Corporation Law relating to lawful consideration for the issuance of shares), no consideration other than services will be required as consideration for the grant (but not the exercise) of any Award.

        (b)    Options.    The Committee is authorized to grant options to purchase Stock (including "reload" options automatically granted to offset specified exercises of Options) on the following terms and conditions ("Options"):

            (i)  Exercise Price.    The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, but shall be no less than 100% of the fair market value of a share of Stock on the date the Option is granted.

          (ii)  Time and Method of Exercise.    The Committee shall determine and shall set forth in an Award Agreement, the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

          (iii)  Termination of Employment/Director/Consultant Status.    Unless otherwise determined by the Committee and set forth in an Award Agreement, upon a Participant's termination of employment relationship, consultant status and director status with the Company and its subsidiaries, (i) all Options which are not then exercisable shall terminate, (ii) all Options which are then exercisable shall remain exercisable until, and shall terminate upon, the 91st day following the date of such termination (or, if earlier, the end of the Option term), provided that if such termination is for cause, as determined in the discretion of the Committee, all Options held by the Participant shall immediately terminate. For this purpose, any sale of a subsidiary of the Company pursuant to which it ceases to be a subsidiary of the Company shall be deemed to be a termination of employment by any Participant employed by such subsidiary, or, as applicable, termination of the non-employee directorship by any Participant who serves on the board of such subsidiary.

          (iv)  ISOs.    The Committee shall have the authority to grant ISOs under the Plan. If Stock acquired by exercise of an ISO is sold or otherwise disposed of within two years after the date of grant of the ISO or within one year after the transfer of such Stock to the Participant, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company's or any other corporation's taxable income, or to satisfy any withholding tax obligation. The Company may impose such procedures as it determines may be necessary to ensure that such notification is made. Each Option granted as an ISO shall be designated as such in the Award Agreement relating to such Option. An option not designated and qualified as an ISO shall be an NQSO.

        (c)    Stock Appreciation Rights.    The Committee is authorized to grant stock appreciation rights on the following terms and conditions ("SARs"):

            (i)  Right to Payment.    An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the fair market value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the fair market value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR.

          (ii)  Other Terms.    The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

        (d)    Restricted Stock.    The Committee is authorized to grant Stock that is subject to restrictions based on continued employment on the following terms and conditions ("Restricted Stock"):

            (i)  Grant and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

          (ii)  Forfeiture.    Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, any portion of Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

          (iii)  Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock and the Company may retain physical possession of the certificate, in which case the Participant shall be required to have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv)  Dividends.    Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a fair market value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

        (e)    Deferred Stock.    The Committee is authorized to grant Awards representing the right to receive Stock at a future date subject to the following terms and conditions ("Deferred Stock"):

            (i)  Award and Restrictions.    Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

          (ii)  Forfeiture.    Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), the portion of all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

        (f)    Bonus Stock and Awards in Lieu of Cash Obligations.    The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements.

        (g)    Dividend Equivalents.    The Committee is authorized to grant awards entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

        (h)    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries ("Other Stock Based Awards"). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, Awards or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

        7.    Certain Provisions Applicable to Awards.

        (a)    Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Notwithstanding Section 6(b)(i), substitute Awards granted as Options may have an exercise price per share of Stock that is below the fair market value of a share of Stock on the date of grant if necessary to preserve the in-the-money value of the option for which they are being substituted.

        (b)    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of 10 years from the date of its grant (or 5 years with respect to an ISO granted to a 10% shareholder, within the meaning of Section 422 of the Code).

        (c)    Loan Provisions.    With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

        (d)    Performance-Based Awards.    Other than Options or SARs that have an exercise price or grant price equal to the fair market value of the shares of Stock subject thereto at the time of grant, which are not subject to the requirements of this Section 7(d), the Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(d), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this Section 7(d) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(d). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(d) shall be selected from among the following:

            (i)  Annual return on capital;

          (ii)  Annual earnings or earnings per share;

          (iii)  Annual cash flow provided by operations;

          (iv)  Increase in stock price;

          (v)  Changes in annual revenues; and/or

          (vi)  Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, to the extent set forth in an Award Agreement, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(d), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(d).

        (e)    Acceleration upon a Change of Control.    Notwithstanding anything contained herein to the contrary, except to the extent otherwise set forth in an Award Agreement, all outstanding Options shall become fully vested and exercisable in full, and all conditions and/or restrictions relating to the passage of time, the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of any other outstanding Awards shall lapse, immediately prior to a Change in Control, or such earlier time as may be necessary to enable a Participant to exercise any right to acquire all of the shares of Stock subject to such Award and immediately thereafter resell such shares.

        8.    General Provisions.

        (a)    Compliance With Laws and Obligations.    The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

        (b)    Limitations on Transferability.    Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

        (c)    No Right to Continued Employment or Service.    Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment or other person's service at any time or with the right of the Board or stockholders to remove any director.

        (d)    Taxes.    The Company and any subsidiary are each authorized to withhold from any Award granted or to be settled any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

        (e)    Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any

Award theretofore granted to him (as such rights are set forth in the Plan and the Award Agreement). The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award (as such rights are set forth in the Plan and the Award Agreement). Notwithstanding the foregoing, the Board or the Committee may take any action (including actions affecting or terminating outstanding Awards): (i) permitted by Section 4(c), or (ii) to avoid limitations related to the availability of a tax deduction in respect of Awards (e.g., pursuant to Code Sections 162(m) and 280G).

        (f)    No Rights to Awards; No Stockholder Rights.    No person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

        (g)    Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan, unless the Committee otherwise determines with the consent of each affected Participant.

        (h)    Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

        (i)    No Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        (j)    Compliance with Code Section 162(m).    It is the intent of the Company that employee Options, SARs and other Awards designated as Awards subject to Section 7(d) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

        (k)    Governing Law.    The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

        (l)    Effective Date; Plan Termination.    The Plan shall become effective as of the date of its adoption by the Board and approved by the Company's stockholders, and shall continue in effect until terminated by the Board.

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
SOURCECORP, Incorporated

May 24, 2002

\*/    Please Detach and Mail in the Envelope Provided    \*/

☒	Please mark your votes as in this example.
		FOR all nominees listed at right (except as amended to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed at right
1.	Election of Directors	☐	☐	Nominees:	THOMAS C. WALKER ED H. BOWMAN, JR. DAVID LOWENSTEIN JOE. A ROSE
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For" box and write that nominee's name in the space provided below.)					JONATHAN B. SHAW MICHAEL J. BRADLEY DONALD F. MOOREHEAD, JR. EDWARD M. ROWELL
		FOR	AGAINST	ABSTAIN
2.	Approval of the SOURCECORP, Incorporated 2002 Long-Term Incentive Plan.	☐	☐	☐
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before our Annual Meeting and any adjournment thereof.
Please sign, date and return the proxy card promptly using the enclosed envelope.

	PLEASE CHECK HERE IF YOU PLAN TO ATTEND OUR ANNUAL MEETING			☐

Signature	Signature	Dated: , 2002
NOTE:	Please sign exactly as your name appears above. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

SOURCECORP, Incorporated

Annual Meeting of Stockholders - May 24, 2002

        The undersigned hereby appoints Thomas C. Walker and Ed H. Bowman, Jr., and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of our common stock (par value $.01) of SOURCECORP, Incorporated which the undersigned is entitled to vote at our Annual Meeting of Stockholders to be held at our corporate headquarters at 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204 on Friday, May 24, 2002, commencing at 10:00 a.m. (local time), and at any adjournment thereof.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR THE APPROVAL OF THE SOURCECORP, Incorporated 2002 LONG-TERM INCENTIVE PLAN.

THIS PROXY IS SOLICITED BY OUR BOARD OF DIRECTORS
(Continued and to be signed on reverse side)

QuickLinks

IMPORTANT NOTICE
  VOTING RIGHTS AND VOTES REQUIRED
  VOTING OF PROXIES
  REVOCATION OF PROXIES
  SOLICITATION OF PROXIES
PROPOSAL NO. 1
  ELECTION OF DIRECTORS
  Nominees for Directors
  VOTE REQUIRED FOR APPROVAL
  COMPENSATION OF DIRECTORS
  BOARD AND COMMITTEE MEETINGS
  EXECUTIVE OFFICERS
REPORT OF THE AUDIT COMMITTEE
  EXECUTIVE COMPENSATION
  REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
STOCK OPTION AND WARRANT GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/WARRANT EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/WARRANT VALUES
  PERFORMANCE GRAPH
Performance Graph Inception through December 31, 2001
Performance Graph January 1, 1996 through December 31, 2001
  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
  EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
  CONSULTING AGREEMENT
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL NO. 2
  PROPOSAL TO ADOPT OUR 2002 LONG-TERM INCENTIVE PLAN
  DESCRIPTION OF THE 2002 PLAN
  NEW PLAN BENEFITS
  FEDERAL TAX CONSEQUENCES
  VOTE REQUIRED FOR APPROVAL
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
  COMPANY POLICY
INDEPENDENT ACCOUNTANTS
  Change of Independent Auditors
  Independent Auditors Attendance at Stockholders Meeting
  Audit Fees
  Financial Information Systems Design and Implementation Fees
  All Other Fees
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR OUR 2003 ANNUAL MEETING OF STOCKHOLDERS
REPORT ON FORM 10-K